UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 8, 2006

MARVELL TECHNOLOGY GROUP LTD.
(Exact name of registrant as specified in its charter)

Bermuda	0-30877	77-0481679
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Canon’s Court
22 Victoria Street
Hamilton HM 12
Bermuda
(Address of principal executive offices)

(441) 296-6395
(Registrant’s telephone number,
including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

This amendment to the Current Report on Form 8-K originally dated November 8, 2006, is being filed to update information regarding the filing of historical financial statements of the communications and application processor business (the “Business”) of Intel Corporation that was acquired by Marvell Technology Group Ltd. (the “Company”) and pro forma financial information relating to such acquisition.

Item 9.01                                             Financial Statements and Exhibits.

(a)                                  Financial Statements of Businesses Acquired

(b)                                  Pro Forma Financial Information

Financial statements of the Business and pro forma financial information have not been included herein but are required by the Securities and Exchange Commission to be included in an amendment to this Current Report on Form 8-K to be filed not later than 71 calendar days after the date that this Current Report on Form 8-K is required to be filed.  As previously announced by the Company, a special committee of the Company’s Board of Directors, with the assistance of independent legal counsel and outside accounting experts, has been conducting an internal review relating to the Company’s historical stock option practices and related accounting matters.  The Company also announced that, based on the preliminary findings of the special committee, and upon the recommendation of management and the Audit Committee of the Board of Directors, the Board of Directors concluded on October 2, 2006 that the Company will need to restate historical financial statements to record additional non-cash charges for stock-based compensation expense related to past option grants.  The Company has not yet been able to determine the amount of these charges, the resulting tax and accounting impact of these actions, or which specific reporting periods require restatement.

The Company has not yet completed such restatement process, and accordingly will not be providing at this time the financial statements of the Business and the pro forma financial information required by this Item 9.01(a) and (b).  The Company will further amend this Current Report on Form 8-K to include the financial statements of the Business and the pro forma financial information as soon as practicable after all relevant restated financial statements have been filed.

(c)                                  Shell Company Transactions

Not applicable.

(d)                                  Exhibits

Exhibit No.	Description
2.1	Asset Purchase Agreement dated as of June 26, 2006, by and between Intel Corporation and Marvell Technology Group Ltd.*

10.1

Credit Agreement dated as of November 8, 2006, among Marvell Technology Group Ltd., the Lenders party thereto, Credit Suisse, Cayman Islands Branch, as Administrative Agent, LaSalle National Association, as Syndication Agent, and KeyBank National Association and Commerzbank AG, as Co-Documentation Agents.*

10.2	US Pledge Agreement dated as of November 8, 2006, among Marvell Technology Group Ltd., Marvell Technology, Inc. and Credit Suisse, Cayman Islands Branch, as Administrative Agent.*

10.3	Bermuda Pledge Agreement dated as of November 8, 2006, among Marvell Technology Group Ltd., Marvell International Ltd. and Credit Suisse, Cayman Islands Branch, as Administrative Agent.*

10.4	Share Charge dated as of November 8, 2006 between Marvell International Ltd. and Credit Suisse, Cayman Islands Branch, as Administrative Agent.*

*                    Filed previously.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 24, 2007

MARVELL TECHNOLOGY GROUP LTD.

By:	/s/ George A. Hervey
George A. Hervey Vice President of Finance and Chief Financial Officer